Subsequent Events	12 Months Ended
Sep. 25, 2015
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On September 14, 2015, the Company and TIFSA announced the redemption of all of the outstanding $242 million aggregate principal amount of 7.0% notes due 2019 and $462 million aggregate principal amount of 6.875% notes due 2021. On October 14, 2015, TIFSA paid cash of $876 million to complete the redemption. As a result, the Company expects to record a charge of $168 million to Other expense, net during the first quarter of fiscal 2016 as a loss on extinguishment of debt. The charge is comprised of the make-whole premium and write-off of unamortized premium and debt issuance costs related to the extinguished notes.
On October 15, 2015, the Company repaid at maturity $258 million aggregate principal amount of 3.375% notes due 2015, which matured on such date.
On October 12, 2015, the Company made its annual equity compensation grant, and granted Tyco employees 2.6 million share options with a weighted-average grant-date fair value of $7.18 per share at the date of grant. Additionally, the Company granted 0.5 million and 0.6 million restricted stock units and performance share units with a weighted-average grant-date fair value of $36.08 and $37.16 per share on the date of grant, respectively.